UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2009
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-22430 (Commission File Number)	94-2942251 (IRS Employer Identification Number)

46897 Bayside Parkway, Fremont, California (Address of Principal Executive Offices)	94538 (Zip Code)
Registrant’s telephone number, including area code: (510) 661-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
As previously reported on Form 8-K filed with the SEC on April 24, 2009, Asyst Technologies, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on April 20, 2009 (Case Number 09-43246-RJN), in the United States Bankruptcy Court for the Northern District of California (Oakland).
As of September 1, 2009, Asyst Technologies, Inc. concluded the sales transactions of all U.S. assets for Fab Automation, Connectivity Software, and AMHS that were previously disclosed in a press release dated July 31, 2009.
On September 21, 2009, Asyst filed with the Court a Monthly Operating Report for the month ending August 31, 2009. The Monthly Operating Report is attached as Exhibit 99.1 and is incorporated herein by reference.
The Monthly Operating Report may be available electronically, along with other documents filed with the Court and other information concerning the bankruptcy proceeding, on the internet website of Asyst’s claims agent at https://www.claim-agent.net/AsystReorg . In accordance with General Instruction B.2 of Form 8-K, the information, and exhibits referred to, in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 except as may be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Financial and Operating Data
Asyst cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Asyst. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court.
The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. The Monthly Operating Report presents condensed financial information of Asyst. As previously reported, Asyst’s Japanese subsidiaries, Asyst Technologies Japan Holdings Company, Inc. and Asyst Technologies Japan, Inc., entered into related voluntary proceedings under Japan’s Corporate Reorganization Law (Kaisha Kosei Ho) on April 20, 2009. As a result of these proceedings in Japan, Asyst does not have the necessary ability to obtain current financial information from the Japanese subsidiaries and believes the current value of its equity in these subsidiaries is zero.
There can be no assurance that, from the perspective of an investor or potential investor in Asyst’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Asyst’s previous periodic reports filed with the SEC, and such information might not be indicative of Asyst’s financial condition or operating results for the period that would be reflected in Asyst’s financial statements that would otherwise be filed in periodic reports under the Securities Exchange Act of 1934. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
This Form 8-K including its exhibit(s) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
Cautionary Statement Regarding Forward-Looking Statements
Except for statements of historical fact, the statements in this Form 8-K and its exhibit(s) are forward-looking. Forward-looking statements include information concerning our Chapter 11 filing and similar proceedings in Japan, and prospects for reorganizing, selling, liquidating, and/or managing our business, fulfilling our contractual obligations, and other goals in connection with the proceedings. All forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. The risks and uncertainties related to the reorganization proceedings in Japan and Chapter 11 filing in the United States include risks that these proceedings could have a material negative impact on our global business, results of operations, financial condition, cash management capability, and relationships with employees, customers, suppliers, and contract manufacturers; we may not be able to obtain initial and subsequent court orders on desired terms, including our ability to use available cash to meet essential ongoing obligations; we may not have sufficient cash to fund our operations and may not be able to obtain additional financing on desired terms or court approvals required for such financing, if any, that may be available; a court having jurisdiction over our operations may issue orders or otherwise act or omit to act in a manner that adversely affects our operations; and Asyst may not obtain timely the requisite approvals of affected creditors or the applicable courts for our intended restructuring plan, leading to the liquidation of Asyst’s assets; Asyst’s common stock may have no future value and may be cancelled in connection with the bankruptcy proceeding; Asyst’s common stock has been delisted from the NASDAQ Stock Market; during the bankruptcy proceedings, we do not expect to be able to file annual and quarterly reports with the SEC containing financial statements or other information required under the Securities Exchange Act of 1934; we do not currently expect that Asyst will reorganize and continue as a publicly traded company after completion of the bankruptcy proceedings; we may not be able to continue our operations successfully during the pendency of the bankruptcy proceedings, which could affect our ability to attract a buyer for the businesses or assets of the company (or the consideration a buyer would be willing to pay for the businesses or assets of the company); and the instability of the global economy and an inability to obtain debtor-in-possession financing in the credit markets may adversely affect prospects for achieving or sustaining essential operations during the course of an orderly disposition of our assets or a sale of the company’s assets.
Other risks that may adversely affect our business, results of operations, financial condition and prospects for restructuring include, but are not limited to: our ability to achieve forecasted cost reductions, revenues, margins and profitability; failure to respond to rapid demand shifts; dependence on a few significant customers; the timing and scope of decisions by customers to transition and expand fabrication facilities and investment in fab automation equipment; ability to maintain or expand market share in our product segments; ability to improve gross margins through product cost reduction, volume increases, and supply chain initiatives; continued risks associated with the acceptance of new products and product capabilities; the volatility of semiconductor industry cycles and the depth and duration of industry downturns; the risk that customers will delay, reduce or cancel planned projects or bookings and thus delay the recognition, amount, or timing of our forecasted revenue or bookings; competition in the semiconductor equipment industry and specifically in AMHS; failure to retain and attract key employees; and other factors more fully detailed in Asyst’s Annual Report on Forms 10-K and 10-K/A for the year ended March 31, 2008, and other reports subsequently filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit 99.1	Monthly Operating Report for the month ending August 31, 2009, filed with the United States Bankruptcy Court for the Northern District of California (Oakland).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: September 23, 2009	By:	/s/ Aaron Tachibana
Aaron Tachibana
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Monthly Operating Report for the month ending August 31, 2009, filed with the United States Bankruptcy Court for the Northern District of California (Oakland).